Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jonathan Chou, Executive Vice President, Chief Financial Officer and Principal Accounting Officer of Kulicke and Soffa Industries, Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
the Annual Report on Form 10-K of Kulicke and Soffa Industries, Inc. for the fiscal year ended October 1, 2016 (the “Fiscal 2015 Form 10-K”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Fiscal 2015 Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Kulicke and Soffa Industries, Inc.

Date: November 17, 2016	By:	/s/ JONATHAN CHOU
Jonathan Chou
Executive Vice President and Chief Financial Officer